Exhibit 7.1

JOINT FILING AGREEMENT

This Joint Filing Agreement, dated as of February 6, 2013, is by and among O-CAP Partners, L.P., a Delaware limited partnership, O-CAP Offshore Fund, Ltd., a Cayman Islands exempted company, O-CAP Offshore Master Fund, L.P., a Cayman Island exempted limited partnership, O-CAP Management, L.P., a Delaware limited partnership, O-CAP GP, LLC, a Delaware limited liability company, O-CAP Advisors, LLC, a Delaware limited liability company, Michael E. Olshan, and Jared Sturdivant (collectively, the "Filers").

Pursuant to and in accordance with Rule 13(d)(1)(k) promulgated under the Securities Exchange Act of 1934, as amended, the Filers hereby agree to file a single statement on Schedule 13D (and any amendments thereto) with respect to Shares of Common Stock of First Financial Northwest, Inc. on behalf of each of the Filers, and hereby further agree to file this Joint Filing Agreement as an exhibit to such statement, as required by such rule.

This Joint Filing Agreement may be terminated by any of the Filers upon written notice or such lesser period of notice as the Filers may mutually agree.

Executed and delivered as of the date first above written.

O-CAP PARTNERS, L.P.
By: O-CAP Advisors, GP, its General Partner

By: /s/ Michael E. Olshan
Michael E. Olshan

By: /s/ Jared S. Sturdivant
Jared S. Sturdivant

O-CAP OFFSHORE FUND, LTD

By: /s/ Michael E. Olshan
Michael E. Olshan

By: /s/ Jared S. Sturdivant
Jared S. Sturdivant

O-CAP OFFSHORE MASTER FUND, L.P.
By: O-CAP Advisors, LLC, its General Partner

By: /s/ Michael E. Olshan
Michael E. Olshan

By: /s/ Jared S. Sturdivant
Jared S. Sturdivant

O-CAP MANAGEMENT, L.P.
By: O-CAP GP, LLC, its General Partner

By: /s/ Michael E. Olshan
Michael E. Olshan

By: /s/ Jared S. Sturdivant
Jared S. Sturdivant

O-CAP ADVISORS, LLC

By: /s/ Michael E. Olshan
Michael E. Olshan

By: /s/ Jared S. Sturdivant
Jared S. Sturdivant

O-CAP GP, LLC

By: /s/ Michael E. Olshan
Michael E. Olshan

By: /s/ Jared S. Sturdivant
Jared S. Sturdivant

By: /s/ Michael E. Olshan
Michael E. Olshan, Individually

By: /s/ Jared S. Sturdivant
Jared S. Sturdivant, Individually